SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 26, 2004

Rockford Corporation

(Exact Name of Registrant as Specified in its Charter)

Arizona

(State or Other Jurisdiction of Incorporation or Organization)

000-30138	86-0394353

(Commission File Number)	(I.R.S. Employer Identification No.)

600 South Rockford Drive
Tempe, Arizona	85281

(Address of Principal Executive Offices)	(Zip Code)

(480) 967-3565

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits

(c) The following exhibits are furnished herewith:

99.1	News release of Rockford Corporation (“Rockford”) dated February 26, 2004.

Item 12. Results of Operations and Financial Condition

     On February 26, 2004, Rockford issued a news release regarding its results of operations for its year ended December 31, 2003. A copy of the news release is furnished herewith as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockford Corporation
(Registrant)

Date: February 26, 2004	By	/s/ James M. Thomson

James M. Thomson
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	News Release of Rockford Corporation dated February 26, 2004